Exhibit 99

TI reports second quarter 2019 financial results and shareholder returns

Conference call on TI website at 3:30 p.m. Central time today

www.ti.com/ir

DALLAS (July 23, 2019) – Texas Instruments Incorporated (TI) (NASDAQ: TXN) today reported second quarter revenue of $3.67 billion, net income of $1.31 billion and earnings per share of $1.36. Earnings per share include a 7-cent benefit for items that were not in the company’s original guidance.

Regarding the company’s performance and returns to shareholders, Rich Templeton, TI’s chairman, president and CEO, made the following comments:

•	“Revenue decreased 9% from the same quarter a year ago due to broad-based weakness.
•	“In our core businesses, Analog revenue declined 6% and Embedded Processing declined 16% from the same quarter a year ago.
•

“Our cash flow from operations of $7.2 billion for the trailing 12 months again underscored the strength of our business model. Free cash flow for the trailing 12 months was $5.9 billion and 39% of revenue. This reflects the quality of our product portfolio, as well as the efficiency of our manufacturing strategy, including the benefit of 300-millimeter Analog production.

•

“We have returned $8.0 billion to owners in the past 12 months through stock repurchases and dividends. Our strategy is to return all our free cash flow to owners. Over the last 12 months, our dividends represented 47% of free cash flow, underscoring their sustainability.

•

“TI’s third quarter outlook is for revenue in the range of $3.65 billion to $3.95 billion, and earnings per share between $1.31 and $1.53, which includes an estimated $10 million discrete tax benefit. We continue to expect our annual operating tax rate to be about 16% in 2019.”

Free cash flow, a non-GAAP financial measure, is cash flow from operations less capital expenditures.

TI reports second quarter 2019 financial results and shareholder returns	Page 2

Earnings summary

Amounts are in millions of dollars, except per-share amounts.

	2Q19	2Q18	Change
Revenue	$3,668	$4,017	(9)%
Operating profit	$1,506	$1,712	(12)%
Net income	$1,305	$1,405	(7)%
Earnings per share	$1.36	$1.40	(3)%

Cash generation

Amounts are in millions of dollars.

		Trailing 12 Months
	2Q19	2Q19	2Q18	Change
Cash flow from operations	$1,796	$7,154	$6,589	9%
Capital expenditures	$284	$1,228	$855	44%
Free cash flow	$1,512	$5,926	$5,734	3%
Free cash flow % of revenue		38.9%	36.6%

Cash return

Amounts are in millions of dollars.

		Trailing 12 Months
	2Q19	2Q19	2Q18	Change
Dividends paid	$722	$2,784	$2,323	20%
Stock repurchases	$863	$5,224	$3,247	61%
Total cash returned	$1,585	$8,008	$5,570	44%

TI reports second quarter 2019 financial results and shareholder returns	Page 3

TEXAS INSTRUMENTS INCORPORATED AND SUBSIDIARIES

Consolidated Statements of Income

(Millions of dollars, except share and per-share amounts)

	For Three Months Ended
	June 30,
	2019	2018
Revenue	$3,668	$4,017
Cost of revenue (COR)	1,308	1,398
Gross profit	2,360	2,619
Research and development (R&D)	390	384
Selling, general and administrative (SG&A)	420	441
Acquisition charges	80	79
Restructuring charges/other	(36)	3
Operating profit	1,506	1,712
Other income (expense), net (OI&E)	52	24
Interest and debt expense	44	30
Income before income taxes	1,514	1,706
Provision for income taxes	209	301
Net income	$1,305	$1,405

Diluted earnings per common share	$1.36	$1.40

Average shares outstanding (millions):
Basic	937	977
Diluted	953	997

Cash dividends declared per common share	$.77	$.62

Supplemental Information
(Quarterly, except as noted)

Provision for income taxes is based on the following:

Operating taxes (calculated using the estimated annual effective tax rate)	$238	$344
Discrete tax items	(29)	(43)
Provision for income taxes (effective taxes)	$209	$301

Annual operating tax rate	16%	20%
Effective tax rate	14%	18%

A portion of net income is allocated to unvested restricted stock units (RSUs) on which we pay dividend equivalents. Diluted EPS is calculated using the following:

Net income	$1,305	$1,405
Income allocated to RSUs	(8)	(11)
Income allocated to common stock for diluted EPS	$1,297	$1,394

TI reports second quarter 2019 financial results and shareholder returns	Page 4

TEXAS INSTRUMENTS INCORPORATED AND SUBSIDIARIES

Consolidated Balance Sheets

(Millions of dollars, except share amounts)

	June 30,
	2019	2018
Assets
Current assets:
Cash and cash equivalents	$3,813	$2,919
Short-term investments	405	2,211
Accounts receivable, net of allowances of ($15) and ($9)	1,419	1,551
Raw materials	176	155
Work in process	958	1,079
Finished goods	945	856
Inventories	2,079	2,090
Prepaid expenses and other current assets	240	821
Total current assets	7,956	9,592
Property, plant and equipment at cost	5,706	5,025
Accumulated depreciation	(2,341)	(2,170)
Property, plant and equipment	3,365	2,855
Long-term investments	300	271
Goodwill	4,362	4,362
Acquisition-related intangibles	469	787
Deferred tax assets	261	205
Capitalized software licenses	88	101
Overfunded retirement plans	104	205
Other long-term assets	479	149
Total assets	$17,384	$18,527

Liabilities and stockholders’ equity
Current liabilities:
Current portion of long-term debt	$1,249	$—
Accounts payable	412	492
Accrued compensation	476	472
Income taxes payable	87	120
Accrued expenses and other liabilities	422	382
Total current liabilities	2,646	1,466
Long-term debt	4,558	5,066
Underfunded retirement plans	121	82
Deferred tax liabilities	49	50
Other long-term liabilities	1,524	1,229
Total liabilities	8,898	7,893
Stockholders’ equity:
Preferred stock, $25 par value. Authorized – 10,000,000 shares
Participating cumulative preferred – None issued	—	—
Common stock, $1 par value. Authorized – 2,400,000,000 shares
Shares issued – 1,740,815,939	1,741	1,741
Paid-in capital	2,003	1,867
Retained earnings	38,974	36,413
Treasury common stock at cost
Shares: June 30, 2019 – 806,251,136; June 30, 2018 – 766,450,417	(33,775)	(29,016)
Accumulated other comprehensive income (loss), net of taxes (AOCI)	(457)	(371)
Total stockholders’ equity	8,486	10,634
Total liabilities and stockholders’ equity	$17,384	$18,527

TI reports second quarter 2019 financial results and shareholder returns	Page 5

TEXAS INSTRUMENTS INCORPORATED AND SUBSIDIARIES

Consolidated Statements of Cash Flows

(Millions of dollars)

	For Three Months Ended
	June 30,
	2019	2018
Cash flows from operating activities
Net income	$1,305	$1,405
Adjustments to net income:
Depreciation	173	144
Amortization of acquisition-related intangibles	80	79
Amortization of capitalized software	14	10
Stock compensation	67	74
Gains on sales of assets	(21)	—
Deferred taxes	31	1
Increase (decrease) from changes in:
Accounts receivable	21	(97)
Inventories	52	(58)
Prepaid expenses and other current assets	18	61
Accounts payable and accrued expenses	(26)	6
Accrued compensation	129	123
Income taxes payable	(13)	120
Changes in funded status of retirement plans	2	29
Other	(36)	(71)
Cash flows from operating activities	1,796	1,826

Cash flows from investing activities
Capital expenditures	(284)	(249)
Proceeds from asset sales	28	—
Purchases of short-term investments	(239)	(1,213)
Proceeds from short-term investments	200	1,375
Other	37	6
Cash flows from investing activities	(258)	(81)

Cash flows from financing activities
Proceeds from issuance of long-term debt	—	1,500
Repayment of debt	—	(500)
Dividends paid	(722)	(606)
Stock repurchases	(863)	(1,018)
Proceeds from common stock transactions	146	102
Other	(6)	(21)
Cash flows from financing activities	(1,445)	(543)

Net change in cash and cash equivalents	93	1,202
Cash and cash equivalents at beginning of period	3,720	1,717
Cash and cash equivalents at end of period	$3,813	$2,919

TI reports second quarter 2019 financial results and shareholder returns	Page 6

Segment results

Amounts are in millions of dollars.

	2Q19	2Q18	Change
Analog:
Revenue	$2,534	$2,690	(6)%
Operating profit	$1,108	$1,263	(12)%
Embedded Processing:
Revenue	$790	$943	(16)%
Operating profit	$265	$334	(21)%
Other:
Revenue	$344	$384	(10)%
Operating profit*	$133	$115	16%

* Includes acquisition charges and restructuring charges/other.

Compared with the year-ago quarter:

Analog: (includes Power, Signal Chain and High Volume)

•	Revenue decreased in High Volume, Power and Signal Chain.
•	Operating profit decreased primarily due to lower revenue and associated gross profit.

Embedded Processing: (includes Connected Microcontrollers and Processors)

•	Revenue decreased in both product lines.
•	Operating profit decreased due to lower revenue and associated gross profit.

Other: (includes DLP® products, calculators and custom ASIC products)

•	Revenue decreased by $40 million. Operating profit increased by $18 million.

TI reports second quarter 2019 financial results and shareholder returns	Page 7

Non-GAAP financial information

This release includes references to free cash flow and ratios based on that measure. These are financial measures that were not prepared in accordance with GAAP. Free cash flow was calculated by subtracting capital expenditures from the most directly comparable GAAP measure, cash flows from operating activities (also referred to as cash flow from operations).

We believe that free cash flow and the associated ratios provide insight into our liquidity, our cash-generating capability and the amount of cash potentially available to return to shareholders, as well as insight into our financial performance. These non-GAAP measures are supplemental to the comparable GAAP measures.

Reconciliation to the most directly comparable GAAP measures is provided in the table below.

Amounts are in millions of dollars.

	For 12 Months Ended
	June 30,
	2019	2018	Change
Cash flow from operations (GAAP)	$7,154	$6,589	9%
Capital expenditures	(1,228)	(855)
Free cash flow (non-GAAP)	$5,926	$5,734	3%

Revenue	$15,240	$15,672

Cash flow from operations as a percent of revenue (GAAP)	46.9%	42.0%
Free cash flow as a percent of revenue (non-GAAP)	38.9%	36.6%

This release also includes references to an annual operating tax rate, a non-GAAP term we use to describe the estimated annual effective tax rate, a GAAP measure that by definition does not include discrete tax items. We believe the term annual operating tax rate helps differentiate from the effective tax rate, which includes discrete tax items.

TI reports second quarter 2019 financial results and shareholder returns	Page 8

# # #

Notice regarding forward-looking statements

This release includes forward-looking statements intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by phrases such as TI or its management “believes,” “expects,” “anticipates,” “foresees,” “forecasts,” “estimates” or other words or phrases of similar import. Similarly, statements herein that describe TI’s business strategy, outlook, objectives, plans, intentions or goals also are forward-looking statements. All such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those in forward-looking statements.

We urge you to carefully consider the following important factors that could cause actual results to differ materially from the expectations of TI or our management:

•	Market demand for semiconductors, particularly in our end markets;
•	Our ability to compete in products and prices in an intensely competitive industry;
•	Customer demand that differs from forecasts and the financial impact of inadequate or excess company inventory that results from demand that differs from projections;
•

Economic, social and political conditions in the countries in which we, our customers or our suppliers operate, including security risks; global trade policies; political and social instability; health conditions; possible disruptions in transportation, communications and information technology networks; and fluctuations in foreign currency exchange rates;

•	Evolving cybersecurity threats to our information technology systems or those of our customers or suppliers;
•	Natural events such as severe weather, geological events or health epidemics in the locations in which we, our customers or our suppliers operate;
•	Our ability to develop, manufacture and market innovative products in a rapidly changing technological environment;
•	Timely implementation of new manufacturing technologies and installation of manufacturing equipment, and the ability to obtain needed third-party foundry and assembly/test subcontract services;
•	Availability and cost of raw materials, utilities, manufacturing equipment, third-party manufacturing services and manufacturing technology;
•

Product liability or warranty claims, claims based on epidemic or delivery failure, or other claims relating to our products, manufacturing, services, design or communications, or recalls by our customers for a product containing one of our parts;

•

Compliance with or changes in the complex laws, rules and regulations to which we are or may become subject, or actions of enforcement authorities, that restrict our ability to manufacture or ship our products or operate our business, or subject us to fines, penalties or other legal liability;

•

Changes in tax law and accounting standards that can impact the tax rate applicable to us, the jurisdictions in which profits are determined to be earned and taxed, adverse resolution of tax audits, increases in tariff rates, and the ability to realize deferred tax assets;

•	A loss suffered by one of our customers or distributors with respect to TI-consigned inventory;
•	Financial difficulties of our distributors or their promotion of competing product lines to our detriment, or the loss of significant distributors;
•	Losses or curtailments of purchases from key customers or the timing and amount of distributor and other customer inventory adjustments;
•

Our ability to maintain or improve profit margins, including our ability to utilize our manufacturing facilities at sufficient levels to cover our fixed operating costs, in an intensely competitive and cyclical industry and despite changes in the regulatory environment;

TI reports second quarter 2019 financial results and shareholder returns	Page 9

•	Our ability to maintain and enforce a strong intellectual property portfolio and maintain freedom of operation in all jurisdictions where we conduct business; or our exposure to infringement claims;
•

Instability in the global credit and financial markets that affects our ability to fund our daily operations, invest in the business, make strategic acquisitions, or make principal and interest payments on our debt;

•	Increases in health care and pension benefit costs;
•	Our ability to recruit and retain skilled engineering, management and technical personnel, and effectively manage key employee succession;
•

Our ability to successfully integrate and realize opportunities for growth from acquisitions, or our ability to realize our expectations regarding the amount and timing of restructuring charges and associated cost savings; and

•	Impairments of our non-financial assets.

For a more detailed discussion of these factors, see the Risk Factors discussion in Item 1A of TI’s most recent Form 10-K. The forward-looking statements included in this release are made only as of the date of this release, and we undertake no obligation to update the forward-looking statements to reflect subsequent events or circumstances. If we do update any forward-looking statement, you should not infer that we will make additional updates with respect to that statement or any other forward-looking statement.

About Texas Instruments

From connected cars and intelligent homes to self-monitoring health devices and automated factories, Texas Instruments Incorporated (TI) (NASDAQ: TXN) products are at work in virtually every type of electronic system. With operations in more than 30 countries, we engineer, manufacture, test and sell analog and embedded semiconductor chips. Our employees, about 30,000 worldwide, are driven by core values of integrity, innovation and commitment, and work every day to shape the future of technology. Learn more at www.TI.com.

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